SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  July 22, 2004

SEEBEYOND TECHNOLOGY CORPORATION

(Exact name of registrant as specified in charter)

Delaware	000-30207	95-4249153
(State or other jurisdiction of of incorporation)	(Commission file number)	(IRS Employer Identification No.)

800 E. Royal Oaks, Monrovia, CA		91016
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code: (626) 471-6000

Item 7.  Financial Statements and Exhibits

(c) Exhibits.

99.1                           Press Release, dated July 22, 2004, announcing final second quarter 2004 financial results.

Item 12.  Results of Operation and Financial Condition.

On July 22, 2004, SeeBeyond Technology Corporation issued a press release announcing final financial results for its fiscal second quarter ended June 30, 2004.  The press release is attached as Exhibit 99.1 to this Form 8-K and is furnished to the Commission pursuant to Item 12 of Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEEBEYOND TECHNOLOGY CORPORATION

	By:	/s/ Barry J. Plaga
Barry J. Plaga
Senior Vice President and Chief Financial Officer

Dated: July 22, 2004

INDEX TO EXHIBITS

Exhibit Number	Description

99.1	Press Release dated July 22, 2004, announcing final second quarter 2004 financial results.